                                                       Deutsche Asset Management
Morgan Grenfell Investment Trust
Global Fixed Income Fund and International Fixed Income Fund
Institutional Class
Supplement dated June 26, 2001 (Replacing Supplement dated May 7, 2001) to Prospectus dated February 28, 2001

BT Investment Funds
Global Equity Fund - Institutional Class
Supplement dated June 26, 2001 (Replacing Supplement dated May 7, 2001) to Prospectus dated December 29, 2000 (As Revised February 28, 2001)

BT Institutional Funds
International Equity Fund - Institutional Class II
Supplement dated June 26, 2001 (Replacing Supplement dated May 7, 2001) to Prospectus dated February 28, 2001

The following replaces the `Buying and Selling Fund Shares -- Minimum Account Investments' section:

Eligibility Requirements

You may buy Institutional Shares if you are any of the following:

 . An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

 .  An employee benefit plan with assets of at least $50 million.

 . A registered investment adviser or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

 .  A client of the private banking division of Deutsche Bank AG.

 .  A Director or Trustee of any mutual fund advised or administered by Deutsche
   Asset Management, Inc. or its affiliates, or an employee of Deutsche Bank AG and its affiliates, or the spouse or minor child of an employee.

You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

                                                         A Member of the
                                                         Deutsche Bank Group [/]


Investment Minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived on:

 .  Investment advisory affiliates of Deutsche Banc Alex. Brown, Inc. or the
   Deutsche Asset Management Family of Funds purchasing shares for the accounts of their investment advisory clients.

 .  Defined contribution plans with assets of at least $50 million.

 .  Clients of the private banking division of Deutsche Bank AG.

 .  A Director or Trustee of any mutual fund advised or administered by Deutsche
   Asset Management, Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

If the value of your account falls below the $250,000 minimum initial investment amount for any reason other than a change in market value, the Fund reserves the right to redeem your shares after giving you 30 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

The following supplements the `Buying and Selling Fund Shares - Important Information about Buying and Selling Shares' section:

We do not accept starter checks, third party checks, or checks issued by credit card companies or internet based companies.

              Please Retain This Supplement for Future Reference

SUPPGIFI (06/01)
CUSIPs: 61735K208        61735K505        055922587         055924849